UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) : June 10, 2022

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37538	47-4456296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 3215, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)
On June 10, 2022, Four Corners Property Trust, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on and approved, among other matters set forth in Item 5.07 of this report, the Amended and Restated Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan (the “Amended Omnibus Plan”). The Amended Omnibus Plan amends and restates the Company’s 2015 Omnibus Incentive Plan (the “2015 Plan”) to, among other things, increase the number of shares of the Company’s common stock available for issuance under the 2015 Plan by 1,500,000 shares. A more complete description of the terms of the Amended Omnibus Plan can be found in “Proposal Four: Approval of the Amended and Restated Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”), which description is incorporated herein by reference. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the Amended Omnibus Plan, which is incorporated by reference hereto as Exhibit 10.01 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal One: Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2023 and until their respective successors are elected and qualified.

Director	Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
William H. Lenehan	Re-elected	70,829,150	122,981	31,962	4,021,090
John S. Moody	Re-elected	70,245,619	704,564	33,910	4,021,090
Douglas B. Hansen	Re-elected	68,304,631	2,645,881	33,581	4,021,090
Eric S. Hirschhorn	Re-elected	70,601,361	349,809	32,923	4,021,090
Charles L. Jemley	Re-elected	69,708,280	1,243,047	32,766	4,021,090
Marran H. Ogilvie	Re-elected	54,104,391	16,847,778	31,924	4,021,090
Toni Steele	Re-elected	70,604,941	350,083	29,069	4,021,090
Liz Tennican	Re-elected	69,716,315	1,240,152	27,626	4,021,090

Proposal Two: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approved	74,552,595	413,306	39,282	N/A

Proposal Three: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approved	69,093,094	1,800,648	90,351	4,021,090

Proposal Four: Approval of the Amended and Restated Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan

The Company’s stockholders approved the Company’s Amended Omnibus Plan as disclosed in the Proxy Statement.

Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approved	66,020,789	4,880,118	83,186	4,021,090

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Amended and Restated Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan, incorporated by reference to Annex B of the Company’s Definitive Proxy Statement dated April 22, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat Chief Transaction Officer, General Counsel and Secretary
Date: June 14, 2022